Transamerica TransUltraSM
                        Variable Universal Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-5

                       Supplement Dated September 17, 2001

                                       To

                          Prospectus Dated May 1, 2001


The following information supplements the Prospectus. You should read it together with the Prospectus.


1. The first sentence of the Definition of Telephone Access Privilege on page 6 is changed to read:

         Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation or monthly deductions allocation, or request a loan by telephone, within limits.

2. The fourth paragraph of the Monthly Deduction section beginning on page 24 is changed, in its entirety, to read:

         On each monthly policy date, we will take the monthly deduction for that policy month. If the monthly policy date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction for the base policy and for each layer will be taken from the applicable accumulation value. If the monthly deduction amount for a layer exceeds the layer's accumulation value minus any existing loan, the excess portion of the monthly deduction for the layer will be taken first from the accumulation value of the most recently added layers, in order, and then from the accumulation value of the base policy.

         The amount of the monthly deduction taken from the accumulation value of the base policy and any layers will be deducted from your investment options within the base policy or layer on a pro-rata basis, unless you specify, in a form and manner acceptable to us, the investment options from which you want the monthly deduction to be taken. A monthly deductions allocation election will not be effective prior to the Reallocation Date and may not be available in all jurisdictions.

         On or after the Reallocation Date, you may allocate your monthly deductions among the investment options we make available from time to time. The monthly deduction allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. Your monthly deduction election applies to the base policy and all layers. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deduction allocation election.

         While your monthly deductions allocation election is in effect, we will take your monthly deductions on a pro-rata basis, rather than in accordance with your monthly deductions allocation election, if:




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         1)   the monthly deduction amount for a layer exceeds the layer's accumulation value minus any existing loan; or

         2) ___ the value in any of the investment options on any layer or the base policy is less than the amount of the monthly deduction allocated to that investment option.

         We will not notify you if your specified monthly deductions allocation cannot be supported by the accumulation value in your investment options. It is your responsibility to monitor the policy values and allocate sufficient accumulation value to the investment options from which the monthly deductions are to be taken.

         You may change your election by providing us with a written request or, if the Telephone Access Privilege is available on your policy, by telephone instruction to us.

3. The first paragraph of the Telephone Access Privilege section on page 33 is changed to read:

         Telephone Access Privilege

         This option allows you or your registered representative, within limits, to:

o        transfer amounts between or among investment options,

o change your premium allocations or your monthly deductions allocations, and

o        request a loan, up to limits established by us,

         by telephone. The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.




























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